UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

ICONIC BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-227420	13-4362274
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Seabro Avenue

Amityville, NY 11701

(Address of principal executive offices) (zip code)

(866) 219-8112

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement.

On May 8, 2019, we received the final signed copy of a Warrant Exercise Agreement entered into with each of Iroquois Capital Investment Group, LLC, Iroquois Master Fund Ltd., The Special Equities Group, LLC, and Gregory M. Castaldo. Pursuant to the Exercise Agreements, each of the parties agreed to exercise existing outstanding warrants, for cash at $0.32 per share (waiving their right to a cashless exercise), in exchange for new warrants in an amount equal to two hundred percent (200%) of the exercised warrants at an exercise price of $2.25 per share, as follows:

Warrant Holder	No. of Warrants Exercised	Aggregate Exercise Price Paid to Iconic Brands, Inc.	New Warrants at $2.25 per share
Iroquois Capital Investment Group, LLC	80,000	$25,600	160,000
Iroquois Master Fund Ltd.	240,000	$76,800	480,000
The Special Equities Group, LLC	320,000	$102,400	640,000
Gregory M. Castaldo	320,000	$102,400	640,000
Totals	960,000	$307,200	1,920,000

The warrants exercised constitute all of the outstanding warrants that had an exercise price of $0.32. The common shares being received upon exercise of the Warrants shall be restricted pursuant to Rule 144 for a period of six (6) months.

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities.

On May 8, 2019, in connection with the Warrant Exercise Agreements described above, we issued warrants to purchase an aggregate of 1,920,000 shares of our common stock, exercisable for a period of five (5) years, at an exercise price of $2.25 per share. The issuance was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, the purchasers were each accredited and existing shareholders, and there was no solicitation in connection with the offering.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Warrant Exercise Agreement

10.2	Form of Warrant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iconic Brands, Inc.

Dated: May 8, 2019		/s/ Richard J. DeCicco
	By:	Richard J. DeCicco
	Its:	Chief Executive Officer

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